Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Maloney, Chief Financial Officer of Keynote Systems, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on May 17, 2004 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: May 17, 2004

/s/ Peter Maloney

Peter Maloney Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Keynote Systems, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.